UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

PARKER-HANNIFIN CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2019, Parker-Hannifin Corporation (“Parker” or the “Company”) completed its previously announced registered offering of $575.0 million in aggregate principal amount of senior notes due 2024 (the “2024 Notes”), $1.0 billion in aggregate principal amount of senior notes due 2029 (the “2029 Notes”) and $800.0 million in aggregate principal amount of senior notes due 2049 (the “2049 Notes” and, together with the 2024 Notes and the 2029 Notes, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of May 3, 1996 (the “Base Indenture”), as supplemented by an officers’ certificate of the Company related to each series of Notes dated June 14, 2019 (the “Officers’ Certificates” and, together with the Base Indenture, the “Indenture”). Copies of the Officers’ Certificates and the form of Notes for each series are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, and are incorporated herein by reference. The 2024 Notes, the 2029 Notes and the 2049 Notes will bear interest at a rate of 2.700%, 3.250% and 4.000% per annum, respectively. Interest on the Notes will be paid semi-annually on June 14 and December 14 of each year, commencing December 14, 2019.

Prior to May 14, 2024, March 14, 2029 and December 14, 2048, the Company may redeem some or all of the 2024 Notes, the 2029 Notes and the 2049 Notes, respectively, subject to a make-whole payment. On or after May 14, 2024, March 14, 2029 and December 14, 2048, the Company may redeem some or all of the 2024 Notes, the 2029 Notes and the 2049 Notes, respectively, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. If the Company experiences certain kinds of changes of control, it will be required to offer to purchase the Notes at 101% of their principal amount, plus accrued and unpaid interest.

The Company intends to use the net proceeds from the issuance of the Notes, together with (i) borrowings under its existing term loan agreement and (ii) borrowings under its existing revolving credit facility and/or commercial paper program, to finance its proposed acquisition of LORD Corporation (“LORD”). If the Company does not consummate its proposed acquisition of LORD on or prior to April 27, 2020 or, if prior to such date, it notifies the trustee in writing that the merger agreement among the Company, LORD and the other parties thereto is terminated, the 2024 Notes and the 2049 Notes (together, the “SMR Notes”) will be subject to a special mandatory redemption at a price equal to 101% of the aggregate principal amount of such SMR Notes, plus accrued and unpaid interest on the SMR Notes to, but not including, the special mandatory redemption date and the net proceeds from the 2029 Notes will be used for general corporate purposes.

The Notes are subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness and certain events of bankruptcy, insolvency or reorganization. Generally, an event of default under the Notes will allow either the trustee under the Indenture governing the Notes or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes of each series to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes of the applicable series.

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3 (Registration No. 333-214864), which initially became effective on December 1, 2016. On June 5, 2019, the Company filed with the Commission, pursuant to Rule 424(b)(5) under the Act, a preliminary Prospectus Supplement, dated June 5, 2019, pertaining to the public offering and sale of the Notes. On June 6, 2019, the Company filed with the Commission, pursuant to Rule 424(b)(2) of the Act, a final Prospectus Supplement, dated June 5, 2019, pertaining to the public offering and sale of the Notes.

The Company has various relationships with the underwriters of the Notes. Certain of the underwriters and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. In addition, certain of the underwriters or their respective affiliates have a lending relationship with the Company. These underwriters, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for those services.

In connection with the offering of the Notes, this Current Report on Form 8-K and exhibits thereto are incorporated by reference into the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

In connection with the offering of the Notes, the Company is filing the legal opinions relating to the offering as Exhibit 5.1 and 5.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

4.1	Officers’ Certificate pursuant to the Indenture, dated as of May 3, 1996, establishing the 2024 Notes and their terms

4.2	Officers’ Certificate pursuant to the Indenture, dated as of May 3, 1996, establishing the 2029 Notes and their terms

4.3	Officers’ Certificate pursuant to the Indenture, dated as of May 3, 1996, establishing the 2049 Notes and their terms

4.4	Form of 2.700% Global Note due 2024 (included in Exhibit 4.1)

4.5	Form of 3.250% Global Note due 2029 (included in Exhibit 4.2)

4.6	Form of 4.000% Global Note due 2049 (included in Exhibit 4.3)

5.1	Opinion of Cravath, Swaine & Moore LLP

5.2	Opinion of Joseph R. Leonti, Vice President, General Counsel and Secretary of Parker-Hannifin Corporation

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Joseph R. Leonti, Vice President, General Counsel and Secretary of Parker-Hannifin Corporation (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

Date: June 14, 2019	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary